Exhibit 10.6(c)
June 1, 2010
Campbell & Company, Inc.
2850 Quarry Lake Drive
Baltimore, MD 21209
Attn: Ms. Theresa Becks
     Re: Management Agreement Renewals
Dear Ms. Becks:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2011 and all other provisions of the Management Agreements will remain unchanged.
•	Potomac Futures Fund L.P.

•	Global Diversified Futures Fund L.P.

•	CMF Campbell Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

CAMPBELL & COMPANY, INC.
By:	/s/ Thomas P. Lloyd
	Print Name:	Thomas P. Lloyd
JM/sr